UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2022

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9852	11-1797126
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 University Avenue, Westwood, Massachusetts 02090

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (781) 332-0700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.10 par value	CCF	NYSE American

Section 2 – Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets

On July 18, 2022, Chase Corporation (“Chase” or the “Company”) filed a Form 8-K reporting the Stock Purchase Agreement by and among Chase, Nucera Holdings Inc., and Nucera Solutions Holdco LP, to acquire NuCera Solutions (“NuCera”). This transaction (the “Acquisition”) closed on September 1, 2022.

The Company acquired all of the capital stock of NuCera for a purchase price of $250,000,000, pending any working capital adjustments and excluding acquisition-related costs. The purchase was funded by utilizing $180,000,000 from Chase’s existing revolving credit facility and the remaining $70,000,000 from available cash on hand. Closing costs are estimated to be between $4,500,000 and $5,000,000 dollars and will be funded from available cash on hand.

NuCera is a recognized global leader in the production and development of highly differentiated specialty polymers and polymerization technologies serving demanding applications, offering products critical to enabling end-product functionality, performance and reliability. Chase will continue to market under NuCera brands and the business will be integrated into Chase’s Adhesives, Sealants and Additives reporting unit.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See item 2.01, which is incorporated hererin by reference.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

On September 6, 2022, Chase Corporation issued a press release announcing the closing of its acquisition of NuCera Solutions which is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference hererin.

Section 9 — Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K will be filed by amendment to this report on Form 8-K as soon as practicable, and in any event no later than November 16, 2022, the first business day 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required pursuant to Item 9.01(b) of Form 8-K will be filed by amendment to this report on Form 8-K as soon as practicable, and in any event no later than November 16, 2022, the first business day 71 days after the date which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Chase Corporation on September 6, 2022 announcing the Closing of Acquisition of NuCera Solutions
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: September 6, 2022	By:	/s/ Michael J. Bourque
Michael J. Bourque
Treasurer and Chief Financial Officer

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